SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  JULY 15, 2004

DATE OF EARLIEST EVENT REPORTED:  JULY 15, 2004

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NUMBER)

185 WILLIS AVENUE, SUITE #4 MINEOLA, NY		11501
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)		(ZIP CODE)

(516) 741-1352
(TELEPHONE REGISTRANT’S NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

The Annual Meeting of Kenilworth Systems Corporation Shareholders that had been anticipated for August 4, 2004 has been delayed.

The reason for the delay is to allow more time for the Company’s new Independent Auditors to audit the restated financial statements for the fiscal years ended December 31, 2002 and 2003.  References made to the FORM 8-K/A dated July 15, 2004 with reference to the Company’s Change of Auditors.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Herbert Lindo
Herbert Lindo, President

Dated: July 15, 2004